Mosaic Focus Fund
Semi-Annual Report
June 30, 1998
(unaudited)
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Mosaic Focus Fund
Portfolio of Investments - June 30, 1998 (unaudited)




                                              Number
                                              of
                                              Shares     Value
COMMON STOCKS:  95.6% of net assets

CONSUMER PRODUCTS - CYCLICAL: 10.1%
     McDonalds Corporation                       720    $49,680
     Tele-communications, Inc.*                1,375     52,851

CONSUMER STAPLES - FOOD & BEVERAGE: 5.0%
     PepsiCo, Inc.                             1,230     50,661

CONSUMER PRODUCTS - HOUSEHOLD PRODUCTS: 4.2%
     Kimberly-Clark Corporation                  930     42,664

CONSUMER RETAIL: 16.5%
     Federated Department Stores, Inc.           910     48,969
     Safeway, Inc.                             2,900    117,994

FINANCIAL - BANKS:  19.3%
     Chase Manhattan Corporation                 600     45,300
     First Union Corporation                     780     45,435
     Norwest Corporation                       2,795    104,463

FINANCIAL - SERVICES:  10.9%
     Federal Home Loan Mortgage Corporation    2,350    110,597

HEATHCARE - PHARMACEUTICALS: 16.6%
     Abbott Laboratories                       1,180     48,232
     Merck                                       890    119,037

HEATHCARE - MEDICAL
PRODUCTS/OTHER: 4.8%
     Johnson & Johnson                           660     48,675

TECHNOLOGY - HARDWARE:  8.2%
     Compaq Computer Corporation               1,530     43,414
     Hewlett-Packard Company                     650     38,919

     TOTAL COMMON STOCKS
          (Cost $861,218)                              $966,891

SHORT TERM INVESTMENTS:  4.2% of net assets

     REPURCHASE AGREEMENT
          With Donaldson, Lufkin & Jenrette Securities
          Corporation issued 6/30/98 at 5.50%, due
          7/1/98, collateralized by $44,134 in
          United States Treasury Notes due 7/31/98.
          Proceeds at maturity are $43,007.
          (Cost $43,000)                                $43,000

     TOTAL INVESTMENTS
          (Cost $904,218)+                           $1,009,891

CASH AND RECEIVABLES LESS LIABILITIES: 0.2% of net
   assets                                                $1,560

NET ASSETS: 100%                                     $1,011,451


+ Equals aggregate cost for federal income tax purposes.

* Non-income producing.



Mosaic Focus Fund
Statement of Assets and Liabilities
June 30, 1998 (unaudited)



ASSETS
Investments, at value (Notes 1 and 2)
     Investment securities          $966,891
     Repurchase Agreement             43,000
     Total Investments            $1,009,891
Cash                                     793
Receivables
     Dividends and interest              767
     Total Assets                 $1,011,451

NET ASSETS (Note 7)               $1,011,451

CAPITAL SHARES OUTSTANDING            43,296

NET ASSET VALUE PER SHARE             $23.36

Mosaic Focus Fund
Statement of Operations
For the Six Months Ended June 30, 1998


                                 Six Months Ended
                                  June 30, 1998

INVESTMENT INCOME (Note 1)
Interest income                       $1,959
Dividend income                        5,300
     Total investment income          $7,259

EXPENSES (Note 3 and 5)
Investment advisory fee               $3,502
Transfer agent, administrative,
registration and professional expenses 2,308
     Total expenses                   $5,810

NET INVESTMENT INCOME               $  1,449

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments     $33,689
Change in net unrealized appreciation
   of investments                    105,673

NET GAIN ON INVESTMENTS             $139,362

TOTAL INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS           $140,811
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Mosaic Focus Fund
Statements of Changes in Net Assets
For the Period Indicated



                             Six Months Ended     Year Ended
                               June 30, 1998      December 31, 1997
                                                  (See Note 1)

INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS

Net investment income                     $1,449      $3,066
Net realized gain on investments          33,689     153,547
Net unrealized appreciation (depreciation)
  of investments                         105,673     (42,374)
     Total increase in net assets
        resulting from operations       $140,811     $114,239


DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                (4,168)      (1,043)
From net capital gains                   (43,024)    (144,212)
     Total distributions                $(47,192)   $(145,255)

CAPITAL SHARE TRANSACTIONS (Note 8)     $117,727     $195,903

TOTAL INCREASE IN NET ASSETS            $211,346     $164,887

NET ASSETS
     Beginning of period                $800,105     $635,218
     End of period                    $1,011,451     $800,105

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Mosaic Focus Fund
Financial Highlights
Selected Per Share Data and Ratios

Selected data for a share outstanding throughout period:

                                Six Months Ended  Year Ended
                                June 30, 1998     December 31, 1997
                                                  (See Note 1)

NET ASSET VALUE:
     Beginning of period                 $21.09   $21.77

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                 0.10     0.08
     Net realized and unrealized gains on
        securities                         3.31     3.86
     Total from investment operations     $3.41    $3.94

LESS DISTRIBUTIONS:
     Dividends from net income            (0.10)   (0.03)
     Capital gain distributions           (1.04)   (4.59)
                                         $(1.14)   (4.62)
NET ASSET VALUE:
     End of period                       $23.36   $21.09

TOTAL RETURN:                             16.18%   18.14%

RATIOS:
     Operating expenses to average net
          assets                           1.25%1   1.09%
     Net income to average net assets      0.32%    0.43%
     Portfolio turnover rate               0.56%    1.13%

1 Annualized.

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Mosaic Focus Fund
Notes to Financial Statements
June 30, 1998



1. Significant Accounting Principles. Mosaic Focus Fund adopted its current investment objectives and policies after December 31, 1997. Effective January 1, 1998, the Fund became a nondiversified equity fund organized as a Massachusetts Business trust. Prior to 1998, the Fund was known as Madison Opportunity Fund, Inc. Madison Opportunity Fund, Inc. was a diversified, small-to-mid-cap growth portfolio that was never publicly offered to investors. Its portfolio was liquidated prior to 1998. As such, the financial information presented in this report for periods prior to January 1, 1998, may not be indicative of the operations or performance of the Fund under its current investment objectives, policies and operations. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Its effective registration under Securities Act of 1933 was on July 9, 1998.

The following is a summary of significant accounting principles followed by the Fund in the preparation of its financial statements. Their policies are in conformity with generally accepted accounting principles.

(a) The market quotation for each security is the last reported sale price on a national securities exchange, or, in the case of Over-The-Counter securities, the mean between bid and ask. Other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term securities (maturing within 60 days) are valued on the basis of amortized cost. Securities with maturities in excess of 60 days are valued at market value. The cost of investments sold is determined on the identified cost basis for financial statements and federal income tax purposes.

(b) No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies, and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

(c) The Fund follows industry practice and records security transactions within one day of the trade date. Dividend income is recognized on the ex-dividend date and interest income is accrued on a daily basis.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Agreement. The investment advisory agreement with Madison Mosaic, LLC, provides for an annual management fee of .75 of 1% on the average net assets of the Fund. The Fund paid Madison Mosaic, LLC $3,502 in advisory fees for the six months ended June 30, 1998. Certain officers and directors of the Fund are also officers and directors of Madison Mosaic, LLC and Madison Investment Advisors, Inc. The Investment Advisory Agreement was approved by the stockholders of the Fund on July 9, 1998.

4. Investment Transactions. For the six months ended June 30, 1998, the purchases and sales of investment securities (excluding short-term securities) were $1,269,120 and $441,590, respectively.

5. Other Expenses. All expenses and support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets. For the six month period ended June 30, 1998, such expenses paid by the Focus Fund were $2,308. This amount was equal to an annualized rate of
 .50% of the average net assets during the period.

6. Aggregate Cost of Securities. The aggregate cost of securities for Federal income tax purposes is $904,218. The aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $105,673. The aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounts to $0. The net unrealized appreciation at June 30, 1998, for all securities is $105,673.

8.  Net Assets.  At June 30, 1998, net assets include the following:

Net paid in capital on shares of beneficial interest     $905,778
Net unrealized appreciation of investment                 105,673
Total net assets                                       $1,011,451

9. Capital Shares Transactions. 500,000 shares of capital shares, with a $.01 par value, are authorized. Transactions in capital shares for the following period were:

                  Six Months Ended     Year Ended
                     June 30, 1998     December 31, 1997

In Dollars
Shares sold                  $259,942     $95,914
Shares issued in reinvestment
  of dividends                 47,191     137,857
Total shares issued           307,133     233,771
Shares redeemed              (189,406)    (37,868)
Net increase                 $117,727    $195,903

In Shares
Shares sold                      12,088     3,654
Shares issued in reinvestment
   of dividends                   2,020     6,527
Total shares issued              14,108    10,181
Shares redeemed                  (8,744)   (1,426)
Net increase                     $5,364    $8,755